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Exhibit 10(p)(p)

AMENDMENT ONE TO THE
HEWLETT-PACKARD COMPANY
‹PLAN›
LONG-TERM PERFORMANCE CASH AWARD AGREEMENT
2003 Program (May 2003—April 2006)

        THIS AMENDMENT TO THE AGREEMENT, dated July 21, 2005 between HEWLETT-PACKARD COMPANY, a Delaware corporation ("Company"), and ‹EMPNO›‹NAME› (the "Employee"), is entered into as follows, effective [DATE], 2005:

WITNESSETH:

        WHEREAS, the Company has established the ‹PLAN› ("Plan"), a copy of which is available at the Stock Incentive Program Web Site at: http://persweb.corp.hp.com/comp/employee/program/sip/stok_opt.htm or by written request to the Company Secretary, and which Plan is made a part hereof; and

        WHEREAS, the HR and Compensation Committee of the Board of Directors of the Company or its delegate(s) (the "Committee") has determined that the Employee's cash award agreement dated April 16, 2003 ("Agreement") under the Plan shall be amended as hereinafter set forth;

        NOW, THEREFORE, the Agreement is hereby amended as follows:

1.
Section 3(b)(1) shall be amended in its entirety by substituting the following:

(b)
Milestones

(1)
Milestone Periods: The amount of the Cash Award credited in accordance with paragraph 5 is determined after the end of each prescribed period. Period 1 shall be the twelve-month period ending on April 30, 2004. Period 2 shall be the twelve-month period ending on April 30, 2005. Period 3 shall be the six-month period ending on October 31, 2005. Period 4 shall be the six-month period ending on April 30, 2006.

(2)
Crediting of Cash Award

  •
  If 100% of the associated milestones are achieved for each of the following periods, then the respective percentages of the Cash Award to be credited in accordance with paragraph 5 below are as follows:

  •
  Periods 1 and 2—33% for each respective period; and

  •
  Periods 3 and 4—17% for each respective period.

  •
  If the Threshold amounts of the associated milestones are achieved for each of the following periods, then the respective percentages of the Cash Award to be credited in accordance with paragraph 5 below are as follows:

  •
  Periods 1 and 2—16.5% for each respective period; and

  •
  Periods 3 and 4—8.5% for each respective period.

        •
        If the Aspirational amounts of the associated milestones are achieved for each of the following periods, then the respective percentages of the Cash Award to be credited in accordance with paragraph 5 below are as follows:

        •
        Periods 1 and 2—49.5% for each respective period; and

        •
        Periods 3 and 4—25.5% for each respective period.

        •
        If greater than 90%, but less than 100%, of the associated milestones are achieved at the end of the applicable period, then the percentage of the Cash Award that will be credited in accordance with paragraph 5 below will be determined on a linear scale relative to the proportion of Target achieved, with adjustments to reflect the length of time in the applicable period.

        •
        If greater than 100% of the associated milestones are achieved at the end of the applicable period, then the percentage of the Cash Award that will be credited in accordance with paragraph 5 below will be determined on a linear scale relative to the proportion of Aspirational achieved, with adjustments to reflect the length of time in the applicable period; provided, however, that such percentage cannot exceed 150%.

        •
        If less than 90% of the associated milestones are achieved, nothing will be credited.

    The total amount credited at the end of the Restriction Period is the "Conditional Payout".

2.
The term "third Anniversary" in Section 3(b)(2)(c) shall be replaced with "Period 4".

HEWLETT-PACKARD COMPANY
By	Mark V. Hurd CEO and President
By	Ann O. Baskins Senior Vice President, General Counsel and Secretary

RETAIN THIS AGREEMENT FOR YOUR RECORDS

APPENDIX A

PERFORMANCE CONDITIONS
Total Shareowner Return (TSR)

        The following multiplier will be applied to the Conditional Payout at the end of the Restriction Period, depending on the Company's three-year average performance as compared to the three-year average of the S&P 500 beginning on May 1, 2005:

	TSR percentile of the three-year average of the S&P 500	Multiplier
Below Threshold
Threshold
Target
Aspirational

        The multiplier is linearly applied between threshold and target, and target and aspirational.

MILESTONES
Period 3: May 1, 2005—October 31, 2005

	Cash Flow	Amount credited
Below Threshold
Threshold
Target
Aspirational

        Please note:

1.
For Total Shareowner Return (TSR) metrics, see your original agreement.

2.
That future milestones will be posted to the website at: "http://persweb.corp.hp.com/comp/employee/program/tr/hrcomm/ltpc_table.htm"

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  Exhibit 10(p)(p)
AMENDMENT ONE TO THE HEWLETT-PACKARD COMPANY ‹PLAN› LONG-TERM PERFORMANCE CASH AWARD AGREEMENT 2003 Program (May 2003—April 2006)
WITNESSETH
APPENDIX A